UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2008
Analog Devices, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-7819	04-2348234

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

One Technology Way, Norwood, MA		02062

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (781) 329-4700
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-2.2 Amendment No.1 to Purchase and Sale Agreement
Ex-2.3 License Agreement
Ex-99.1 Press Release of the Registrant, dated January 11, 2008

Item 2.01. Completion of Acquisition or Disposition of Assets
     On January 11, 2008, Analog Devices, Inc. (including various subsidiaries, “Analog”) completed the sale of its cellular handset radio and baseband chipset operations, pursuant to the terms of the Purchase and Sale Agreement entered into by Analog and MediaTek Inc. (“MediaTek”). Analog previously announced the transaction in September 2007. At the closing, Mediatek acquired the assets related to the Othello® radio transceiver and SoftFone® baseband chipset business, as well as certain cellular handset baseband support operations (the “Business”). MediaTek paid total consideration to Analog of approximately $350 million in cash. The Purchase and Sale Agreement dated as of September 9, 2007 was filed as Exhibit 2.1 to Analog’s Form 10-K for the fiscal year ended November 3, 2007.
     The transaction also included the license by Analog to MediaTek of certain technology and intellectual property rights related to the Business, subject to certain field of use restrictions related to the activities of the Business. In addition, Analog received a license back of the technology and intellectual property sold to MediaTek, subject to certain restrictions on use related to the activities of the Business for a seven-year period. The foregoing is qualified in its entirety by the License Agreement, dated as of January 11, 2008, by and among Analog and MediaTek, a copy of which is filed herewith as Exhibit 2.3 and is incorporated herein by reference.
     Following the closing of the transaction, Analog shall be subject to certain non-competition covenants related to the activities of the Business for a four-year period. Analog has also agreed to provide MediaTek with various transition services following the closing of the transaction.
     Also on January 11, 2008, Analog and MediaTek entered into an amendment to the Purchase and Sale Agreement, a copy of which is filed herewith as Exhibit 2.2.
     A copy of the press release issued by Analog on January 11, 2008 concerning the completion of the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of September 9, 2007, among Analog Devices, Inc., various subsidiaries, and MediaTek Inc., filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended November 3, 2007 (File No. 1-7819) as filed with the Commission on November 30, 2007 and incorporated herein by reference.

2.2	Amendment No. 1 to Purchase and Sale Agreement, dated January 11, 2008, among Analog Devices, Inc., various subsidiaries, and MediaTek Inc.

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Exhibit No.	Description
2.3	License Agreement, dated as of January 11, 2008, among Analog Devices, Inc., Analog Devices B.V., MediaTek Inc. and MediaTek Singapore Pte. Ltd.

99.1	Press Release of the Registrant, dated January 11, 2008.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOG DEVICES, INC.
Date: January 16, 2008	By:	/s/ Margaret K. Seif
Margaret K. Seif
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of September 9, 2007, among Analog Devices, Inc., various subsidiaries, and MediaTek Inc., filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended November 3, 2007 (File No. 1-7819) as filed with the Commission on November 30, 2007 and incorporated herein by reference.

2.2	Amendment No. 1 to Purchase and Sale Agreement, dated January 11, 2008, among Analog Devices, Inc., various subsidiaries, and MediaTek Inc.

2.3	License Agreement, dated as of January 11, 2008, among Analog Devices, Inc., Analog Devices B.V., MediaTek Inc. and MediaTek Singapore Pte. Ltd.

99.1	Press Release of the Registrant, dated January 11, 2008.